UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 23, 2008

Rock-Tenn Company
(Exact name of registrant as specified in its charter)

Georgia	0-23340	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 15, 2008, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "January 15 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Thursday, January 24, 2008, at 9:00 a.m. ET to discuss financial results for the first quarter of fiscal 2008 (the "Conference Call").

On January 23, 2008, Rock-Tenn issued a press release (the "January 23 Press Release") that announced Rock-Tenn’s financial results for the first quarter of fiscal 2008. A copy of the January 23 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The January 15 Press Release and the January 23 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the January 23 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn’s website at www.rocktenn.com.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

99.1 January 23 Press Release (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date:	January 23, 2008	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice-President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number and Description

99.1	January 23, 2008 Press Release (furnished pursuant to Item 2.02)